SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): February 6, 2002

                          Commission File No.: 0-27323



                           THE BAUER PARTNERSHIP, INC.
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             (Exact name of registrant as specified in its charter)



            Nevada                                         88-0429812
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)



             8 Queen Street, Mayfair London W1J 5PD, United Kingdom
         ---------------------------------------------------------------
                    (Address of principal executive offices)




                                 44-207-016-6708
                          -----------------------------
                            (Issuer telephone number)

Item 4.     Changes in Registrant's Certifying Accountant.

      On February 12, 2002, the client-auditor relationship between The Bauer Partnership, Inc., formerly Finders Keepers (the "Company") and Bierwolf, Nilson & Associates ("Bierwolf") ceased as Bierwolf was dismissed as the Company"s auditor.

      To the knowledge of the Company's current Board of Directors, Bierwolf"s report of the financial statements of the Registrant for the period from April 2001 through June 2001 and any related interim period did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the review of the Company's financial statements for the period from April 2001 through the June 2001, Bierwolf did not have any disagreements with the Company.

On August 13, 2001, the Registrant changed accountants from Stark Tinter Associates LLC to Bierwolf , Nilson & Associates.

The Company decided not to reappoint Stark Tinter & Associates, LLC as its independent accountant.

The financial statements reported on by Stark Tinter & Associates LLC were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and the interim periods through August 13, 2001 except that the opinion for the year ended December 31, 2000 contained a going concern paragraph;

The decision to change accountants was approved by the Registrant"s Board of Directors; and

There were no disagreements related to accounting principles or practices auditing scope or procedure during the past two fiscal years and the interim period through August 13, 2001.

On February 12, 2002, the Registrant engaged Malone & Bailey PLLC as its independent accountants for the fiscal year ended December 31, 2001. During the most recent fiscal year and any subsequent interim period prior to engaging Malone & Bailey, the Company did not consult with Malone & Bailey regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Malone & Bailey PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone & Bailey PLLC did not furnish a letter to the Commission.

The Company has requested that Bierwolf review the disclosure and Bierwolf has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits:
            Exhibits    Description
            ---------   ------------

            15.1        Letter from Stark & Associates (1)
            15.2        Letter from Bierwolf, Nilson & Associates

(1)      Previously filed on August 23, 2001 on Form 8-K/A.

                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                                   THE BAUER PARTNERSHIP, INC.

     February 12, 2002
                                                  /s/ Ronald J. Bauer
                                                  ------------------------------
                                                  Ronald J. Bauer
                                                  Chief Executive Officer